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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    July 31, 2001


                             The J. Jill Group, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-22480                   04-2973769
(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)


4 Batterymarch Park, Quincy, MA                                  02169-7468
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:     (617) 376-4300




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ITEM 5.    OTHER EVENTS

         On July 31, 2001, the J. Jill Group, Inc. issued a Press Release reporting its financial results for its fiscal quarter ended June 30, 2001. A copy of the Press Release is set forth in Exhibit 99.1 and is incorporated by reference herein.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)  Exhibits


                99.1    July 31, 2001 Press Release














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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE J. JILL GROUP, INC.



Date: July 31, 2001                     By: /s/ Olga L. Conley
                                           -------------------------------------
                                           Olga L. Conley
                                           President - Corporate Services,
                                           Chief Financial Officer and Treasurer
                                           (PRINCIPAL FINANCIAL OFFICER)














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